SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------



                                    Form 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                December 14, 2001
                  --------------------------------------------
                                 Date of Report
                        (Date of earliest event reported)



                           TREESOURCE INDUSTRIES, INC.
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               (Exact Name of Registrant as Specified in Charter)

           Oregon                    0-16158                 93-0832150
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(State or Other Jurisdiction  (Commission File No.)        (IRS Employer
     of Incorporation)                                   Identification No.)

               595 S.E. Grand Ave., Suite 300, Portland, OR 97214
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          (Address of principal executive offices, including Zip Code)

                                 (503) 246-3440
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              (Registrant's telephone number, including area code)

Item 4.  Changes in Registrant's Certifying Accountant

         Effective December 14, 2001, the Company dismissed Moss Adams LLP as the Company's principal independent public accountants. The decision to change accountants was recommended by the Company's Audit Committee of the Board of Directors and approved by the Company's Board of Directors. The reports of Moss Adams LLP on the Company's financial statements for the fiscal years ended April 30, 2000 and April 30, 2001 contained a statement regarding uncertainty as to the Company's ability to continue as a going concern. The Company had no disagreements with Moss Adams LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope of procedure during the Company's fiscal years ended April 30, 2000 or April 30, 2001, or during subsequent interim periods preceding the date of its dismissal, which disagreements, if not resolved to the satisfaction of Moss Adams LLP, would have caused Moss Adams LLP to make a reference to the subject matter of the disagreement in connection with its reports.

         The Company does not believe there is any additional information regarding its dismissal of Moss Adams LLP required to be reported pursuant to
Item 304 of Regulation S-K.

         The Company has requested that Moss Adams LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter will be filed as an exhibit to this Form 8-K by amendment.



Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

                  99.1*              Letter from Moss Adams LLP

         ----------------
         *To be filed by amendment
























Form 8-K                                                                 PAGE 2

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TREESOURCE INDUSTRIES, INC.



Dated:  January 22, 2002                   By:  /s/ Jess R. Drake
                                               ---------------------------------
                                                Jess R. Drake
                                                President, Chief Executive
                                                Officer, Secretary and Director









































Form 8-K                                                                 PAGE 3

                                  EXHIBIT INDEX

     Exhibit Number                      Description
     --------------                      -----------

         99.1*                       Letter from Moss Adams LLP

         ----------------

         *To be filed by amendment















































Form 8-K                                                                 PAGE 4